BANNER CORPORATION

Building Value at Banner

DAVIDSON COMPANIES

D.A. Davidson & Co.

May 12, 2011

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released April 27, 2011 and a recently filed Form 10-K for the year ended December 31, 2010 and Form 10-Q for the quarter ended March 31, 2011. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

Today's Discussion of Banner

- Banner has a scalable franchise with a long history in stable markets.
- Banner is well positioned in robust markets to generate organic growth.
- Banner has improved performance by executing on its strategic priorities, continuing to drive shareholder value.
- Banner's "Super Community Bank" model provides a differentiated value proposition.

A Good Place to Be … Since 1890



Seattle
Spokane
Columbia Basin
Portland
Boise

Assets	$4.3B*
Deposits	3.5B
Loans	3.3B
Offices	89
Employees	1,047

** 3rd largest franchise headquartered in Washington*

A Place to Grow



Puget Sound
Eastern Washington
Columbia Basin
Portland
Boise

Market	Branches	Loans	Deposits	Share
Columbia Basin	26	$ 0.9 B	$ 1.3 B	17%
E. Washington	19	$ 0.5 B	$ 0.6 B	9%
Puget Sound	29	$ 1.2 B	$ 1.2 B	2%
Portland	9	$ 0.5 B	$ 0.3 B	1%
Boise	6	$ 0.2 B	$ 0.1 B	2%

27 new branches since 2005

Strategy and Opportunity

Strengthen Foundation		Optimize Franchise
9–12 Month Strategy		12–36 Month Strategy

Strengthen Foundation
9–12 Month Strategy

1. Improve capitalization and liquidity to weather storm and grow organically
2. Aggressively identify problem assets and improve resolution
3. Lower funding costs and grow core earnings base
4. Prepare for impact from failed institutions
5. Invest in core franchise
   a) Clients
   b) People/ teams
   c) Assets

Transitioning to ...

Optimize Franchise
12–36 Month Strategy

1. Exploit market environment opportunities
   a) Improved risk-based pricing and profitability
   b) Market share gains through client acquisition
   c) Improved operating leverage
2. Invest in expanded capabilities
   a) Sales channels
   b) Branches
   c) Selective M&A

Maximizing Shareholder Value

Strategic Priority	Performance Initiative
Achieve a moderate risk profile	• Establish executive risk management committee • Reduce nonperforming loans and OREO • Reduce construction and land development concentration • Limit concentration risks
Build sustainable revenue growth and profitability	• Maximize relationship profitability • Execute robust prospecting and sales process for commercial, consumer and support bankers • Maximize product penetration and cross sell ratios
Remain core funded	• Maintain loan-to-deposit ratio of 90–95% • Focus on relationship banking model • Improve funding mix with lower cost core deposits
Improve operating leverage	• Reorganize along commercial and consumer revenue lines delivered through a "Super Community Banking" model • Accelerate client acquisition in under-penetrated branches • Integrate mortgage operation into consumer delivery channel • Re-engineer collection and asset disposition process

Achieving a Moderate Risk Profile

Improve capital and loss reserve ratios		
Ratio	**03/31/2011**	**12/31/2009**
Total capital to risk-weighted assets	17.14%	12.73%
Tier 1 capital to risk-weighted assets	15.87%	11.47%
Tier 1 leverage capital to average assets	12.50%	9.62%
Tangible common equity to tangible assets	8.79%	5.87%
Allowance for loan losses to total loans	2.94%	2.51%
Allowance for loan losses to total nonperforming loans	74%	45%

Achieving a Moderate Risk Profile

Improve Earning Asset Mix



03/31/2011
Coml & Ag 19%
Securities 18%
Consumer 7%
Res Mortgage 17%
7%
Res Const/Dev
CRE Investor 19%
CRE Owner 13%
12/31/2009
Coml & Ag 19%
Securities 14%
Consumer 7%
Res Mortgage 16%
12%
Res Const/Dev
CRE Investor 21%
CRE Owner 11%

Achieving a Moderate Risk Profile



Billions
5
4
3
2
1
0
Residential Const & Land Dev
All Other Loans
12-05
06-06
12-06
06-07
12-07
06-08
12-08
06-09
12-09
06-10
12-10

Reduce residential construction and land development concentration

Date	Balance	Percent
03/31/2011	$ 299 M	9%
12/31/2009	$ 523 M	14%
Peak	$ 1,075 M	32%

Achieving a Moderate Risk Profile


Millions
350
300
250
200
150
100
50
0
OREO
NPL's
ALLL
03-08
09-08
03-09
09-09
03-10
09-10
03-11

Reduce nonperforming loans and OREO		
Date	**Balance**	**Percent**
Nonperforming Loans		
03/31/2011	$ 132 M	3.8%
12/31/2009	$ 214 M	5.5%
Peak	$ 243 M	6.2%
Other Real Estate Owned		
03/31/2011	$ 95 M	2.8%
12/31/2009	$ 78 M	2.0%
Peak	$ 107 M	3.0%

Building Sustainable Profitability



Millions
60
50
40
30
20
10
0
Net Interest Income
Other Income
03-08
09-08
03-09
09-09
03-10
09-10
03-11

Grow core revenue		
Date	**Amount**	**YOY Δ**
Quarter Ending		
03/31/2011	$ 47 M	4.1%
12/31/2009	$ 45 M	5.8%
Twelve Months Ending		
03/31/2011	$ 191 M	6.5%
12/31/2009	$ 177 M	-0.6%

Building Sustainable Profitability



8%
7%
6%
5%
4%
3%
2%
1%
0%
Asset Yields
Funding Costs
NIM
03-08
09-08
03-09
09-09
03-10
09-10
03-11

Improve net interest margin		
Date	**Amount**	**Percent**
Quarter Ending		
03/31/2011	$ 40 M	3.94%
12/31/2009	$ 38 M	3.49%
Twelve Months Ending		
03/31/2011	$ 160 M	3.75%
12/31/2009	$ 145 M	3.33%

Building Sustainable Profitability



8%
7%
6%
5%
4%
3%
2%
1%
0%
Loan Yields
Deposit Costs
Loan-Deposit Spread
03-08
09-08
03-09
09-09
03-10
09-10
03-11

Reduce deposit costs		
Date	**Amount**	**Percent**
Quarter Ending		
03/31/2011	$ 7.8 M	0.89%
12/31/2009	$ 17.7 M	1.83%
Twelve Months Ending		
03/31/2011	$ 44.3 M	1.20%
12/31/2009	$ 83.2 M	2.21%

Building Sustainable Profitability



Millions
12
10
8
6
4
2
0
Deposit Fees
Other Fees
Mortgage Bnkg
03-08
09-08
03-09
09-09
03-10
09-10
03-11

Grow deposit fees		
Date	**Amount**	**YOY Δ**
Quarter Ending		
03/31/2011	$ 5.3 M	2.1%
12/31/2009	$ 5.3 M	1.6%
Twelve Months Ending		
03/31/2011	$ 22.1 M	2.3%
12/31/2009	$ 21.4 M	-0.7%

Remaining Core Funded

Improve Funding Mix



03/31/2011
Non-Interest Bearing
16%
Certificates of Deposit
39%
Interest Bearing and Savings
39%
6%
FHLB & Other



12/31/2009
Non-Interest Bearing
14%
Certificates of Deposit
45%
Interest Bearing and Savings
31%
10%
FHLB & Other

Remaining Core Funded



115%
110%
105%
100%
95%
90%
85%
80%
L/D Ratio
Loans
Deposits
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Billions
03-08
09-08
03-09
09-09
03-10
09-10
03-11

Maintain loan-to-deposit ratio of 90–95%

Date	Percent
03/31/2011	94%
12/31/2009	98%
Peak	108%

Improving Operating Leverage

- ***Focused value proposition:*** Reorganize around "Super Community Bank" model to further develop commercial bank attributes
  - Broad and appropriate product offerings to serve middle market, small business and consumer client base
  - Decision making as close to client as possible
  - Responsiveness through relationship banking
  - Alignment of delivery channels to maximize tactical execution of strategic plan
  - Community investment

Improving Operating Leverage


Billions
5
4
3
2
1
0
Noncore Deposits
Core Deposits
12-05
06-06
12-06
06-07
12-07
06-08
12-08
06-09
12-09
06-10
12-10

Improve funding mix with lower cost core deposits		
Date	**Balance**	**Percent**
03/31/2011	$ 2,083 M	59%
12/31/2009	$ 1,924 M	50%

Improving Operating Leverage



Millions
Core Operating Expense
40
36
32
28
24
20
03-08
09-08
03-09
09-09
03-10
09-10
03-11

Control core operating expense		
Date	Amount	YOY Δ
Quarter Ending		
03/31/2011	$ 33 M	2.4%
12/31/2009	$ 31 M	-10.0%
Twelve Months Ending		
03/31/2011	$ 129 M	0.9%
12/31/2009	$ 129 M	-2.6%

Improving Operating Leverage



Millions
60
50
40
30
20
10
0
-10
-20
-30
Additions
Dispositions
W/D and Loss
OREO
150
125
100
75
50
25
0
Millions
03-08
09-08
03-09
09-09
03-10
09-10
03-11

Reduce OREO and collection costs	
Cycle-to-Date	**Amount**
Begin	$ 2 M
Additions	244 M
Dispositions	127 M
Write-downs	21 M
Loss on Sale	3 M
End	$ 95 M

Worth Repeating …

- Banner has a scalable franchise with a long history in stable markets.
- Banner is well positioned in robust markets to generate organic growth.
- Banner has improved performance by executing on its strategic priorities, continuing to drive shareholder value.
- Banner's "Super Community Bank" model provides a differentiated value proposition.